EXHIBIT 10.19

                         SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT dated as of May 8, 1995, by and between THE MICROCAP FUND, INC., a Maryland corporation (the "Fund" or "Purchaser"), and UNIGENE LABORATORIES, INC., a Delaware corporation with a principal place of business at 110 Little Falls Road, Fairfield, NJ 07004 ("Unigene").

                                 R E C I T A L:
                                 - - - - - - -

         A. Unigene is engaged principally in research and development in the field of biotechnology and plans to commence manufacturing peptide hormones. Its common stock is traded on the NASDAQ stock market.

         B. The Fund is a closed-end mutual fund registered under the Investment Company Act of 1940.

         C. Unigene proposes to issue and sell to the Fund, the "Note" and the Fund desires to purchase (i) a Promissory Note in the aggregate principal amount of $2,000,000 secured by a first lien on all of Unigene's assets; and (ii) warrants to purchase shares of Unigene's common stock, $.01 par value (the "Common Stock") on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. Issuance of Notes and Warrants.

               1.1 Closing. (a) At the closing (the "Closing"), which shall occur simultaneously with the execution hereof at the offices of the Fund, 733 Third Avenue, New York, NY 10017, Unigene shall deliver to the Fund:

                            (i) the Note in the principal amount of $2,000,000 duly executed by Unigene, in the form of Exhibit A hereto;

                            (ii) a warrant agreement (the "Warrant Agreement") and warrant certificate ("Warrants") to purchase up to 75,000 shares of Unigene's Common Stock duly executed by Unigene, in the form of Exhibits B-1 and B-2 hereto;

                            (iii)   a   security    agreement   (the   "Security
                            Agreement") duly executed by Unigene in the form of Exhibit C hereto;

                            (iv) a first mortgage on Unigene's real property located at 110 Little Falls Road, Fairfield, NJ 07004 (the "Mortgage") and a collateral assignment ("Collateral Assignment") of Unigene's rights under its lease for premises located at 83 Fulton Street, Boonton, New Jersey in the form of Exhibits D and E hereto together with Consent and Waiver from the landlord substantially in the form of Exhibit F ("Landlord's Waiver"); and

                            (v) UCC-1 financing statements;

                            (vi) the favorable opinions of Becker Ross Stone DeStefano & Klein; Ostrolenk Faber Gerb & Soffen; and Sinisi VanDam & Sproviero, counsel to Unigene, substantially in the forms of Exhibit G-1, G-2 and G-3 hereto;

                            (vii) UCC-3 termination statements and subordination agreements, and such other instruments of similar effect, duly executed by any party (other than the Fund) that has a lien or security interest in any of Unigene's assets;

                            (viii)  Patent  Security   Agreement  and  Trademark
                            Security Agreements and Related Documents in the form of Exhibits H and I; and

                            (ix) Collateral Assignment of License Agreements in the form of Exhibit J.

                     (b) At the Closing, upon delivery by Unigene of all of the documents and instruments set forth in subparagraph (a) above, the Fund shall:

                           (i) make payment to Unigene, by wire transfer of immediately available funds to an account designated by Unigene of $2,000,000, less (x) the costs and expenses set forth in Section 8.2 hereof and (y) amounts necessary to satisfy the Dejufra loan; and

                           (ii) deliver the Opinion of Counsel for the Fund in the Form attached hereto as Exhibit K.

The Notes and the Warrants are hereinafter referred to as the "Securities". The Securities together with any other document executed pursuant to this Agreement are hereinafter referred to collectively as the "Documents." The Security Agreement, the Patent Security Agreement and the Trademark Security Agreement are sometimes referred to as the "Security Agreements".

            2. Definitions.

               2.1 For purposes hereof, the following terms have the following meanings:

                  2.1.1 "Affiliate" and "Associate" shall have the meaning ascribed to such terms as is set forth in Rule 405 promulgated under the Securities Act of 1933, as amended.

                  2.1.2 "Claim" means all actions, causes of action, suits, liabilities, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law or equity.

                  2.1.3 "Encumbrance" means any title defect, conflicting claim of ownership, order, decree, judgment, stipulation, settlement, attachment, restriction, lien, pledge, right of first refusal, option, security interest, mortgage, covenant, or any other encumbrance on Unigene's right to transfer the Collateral (as defined in the Security Agreement) to Purchaser other than (i) liens for taxes, assessments and other governmental charges or levies not due and payable or which are currently being contested in good faith by appropriate proceedings, and have been adequately reserved for in the Financial Statements (hereinafter defined), (ii) mechanics', workmen's, repairmen's, materialmen's, warehousemen's, vendors' and carriers' liens, and other similar liens arising in the ordinary course of business for charges which are not delinquent, or which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, and have been adequately reserved for, and (iii) liens in respect of judgments or awards with respect to which there shall be a good faith current prosecution of an appeal or proceedings for review which is secured by an appropriate bond or a stay of execution pending such appeal or proceedings for review and which have been adequately reserved for.

                  2.1.4 "Financial Statements" means the (i) financial statements of Unigene as contained in its Form 10-K for its fiscal year ended December 31, 1994, (ii) unaudited balance sheet of Unigene as of February 28, 1995 and, (iii) unaudited statements of operations, cash flows, shareholders' equity for the months ended January 31 and February 28, 1995.

                  2.1.5 "Permits" means permits, licenses, orders, authorizations, certification or approvals of any federal, state, local or foreign governmental or regulatory body, including, without limitation, the DEA and the FDA.

                  2.1.6 "Person" means an individual, partnership, corporation, trust, unincorporated organization, government or any department or agency thereof and any other entity.

                  2.1.7 "Right" means any right of benefit of any nature whatsoever.

               2.2 Accounting Terms. Any accounting terms used in this Agreement shall, unless otherwise specifically provided, have the meanings customarily given them in accordance with United States generally accepted accounting principles applied on a consistent basis in accordance with Unigene's prior practices ("GAAP").

            3.  Representations  and  Warranties  of  Unigene.   Unigene  hereby
represents and warrants to the Fund that:

               3.1 Standing and Qualification. Unigene is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Unigene is not, nor is it required to be, qualified or licensed to transact business as a foreign corporation under the laws of any State other than the State of its incorporation and New Jersey in order to enable it to conduct its business as it is presently being conducted, except where the failure to be so qualified or licensed is not reasonably expected to have a material adverse effect on its financial condition, assets, business or results or operation or its ability to perform its obligations hereunder. Unigene has full corporate power and authority to own or lease its properties and other assets and to conduct its business as it is now being conducted.

               3.2 Subsidiaries. Unigene does not own any capital stock or other voting securities of any corporation, partnership or other organization. Unigene is not a party to any joint venture or partnership except as set forth on
Schedule 3.2. Unigene is the sole vehicle through which Unigene and its Affiliates conducts its and their business.

               3.3 Capitalization. The authorized capital stock of Unigene consists of 31,000,000 shares of Common Stock, of which, as of March 1, 1995, 20,999,149 shares are issued and outstanding. There are no outstanding dividends, whether current or accumulated, due or payable on any of the capital stock of Unigene.

               3.4 Interests in Securities. Except as disclosed in Schedule 3.4 and Unigene's Form 10-K for the year-end December 31, 1994 (the "1994 Form 10-K"), there are no outstanding options, convertible securities, warrants or other rights to subscribe for or purchase from Unigene, nor any plans, contracts or commitments providing for the issuance by Unigene of, or for the granting by Unigene of rights to acquire: (i) any capital stock in Unigene or (ii) any securities convertible into or exchangeable for any capital stock or other ownership interest in Unigene.

               3.5 Authority. Unigene (i) has the full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to execute, deliver and perform its obligations under the Documents, and (ii) has taken all necessary corporate actions to approve and adopt this Agreement and such Documents and to authorize the performance of this Agreement and such Documents. Upon execution and delivery, this Agreement and each of the Documents to which Unigene is a party is the duly authorized, valid and binding agreement of Unigene, enforceable against it, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against it, public policy, and with respect to the priority of Purchasers' security interest, subject to applicable filing requirements.

               3.6 Absence of Conflicts and Consents. Neither the execution and delivery of this Agreement and the Documents nor the consummation of the transactions contemplated hereby or thereby will (i) breach or violate any of the terms and conditions of the Articles of Incorporation or Bylaws of Unigene, or (ii) breach or violate any judgment, order, injunction, decree or ruling of any court or any governmental authority, domestic or foreign, or any contract, agreement or other instrument to which Unigene is a party or any of its respective properties, Rights or assets is subject or which it is bound or with any statute, law, ordinance, rule or regulation of any Federal, state, local or foreign governmental authority or regulatory body, the breach or violation of which (A) would have a material adverse effect on the properties, assets, business, operations, prospects or financial condition or (B) would impair the ability of Unigene to execute, deliver or perform its obligations under this Agreement or any Document, (C) would terminate or result in the cancellation of any payments under any such agreement, contract or instrument or (D) would result in any material damages or result in or, except as contemplated by the Documents, require the creation or imposition of any Encumbrance of any nature upon or with respect to any of its properties or assets.

               3.7  Title  to;  Condition  of  Assets;  Real  Property.  All  of
Unigene's assets, including the Premises (defined in the Mortgage) and Collateral (as defined in the Security Agreement), are owned free and clear of all Encumbrances except as set forth on Schedule 3.7, which shall be terminated or subordinated to Purchasers' lien at the Closing. All such personal property is in good operating condition and in a state of reasonable maintenance and repair, fit for the purpose for which it is intended. Unigene is the leasee of property located at 83 Fulton Street, Boonton, NJ pursuant to a lease dated May 20, 1993, as amended by First Amendment to Lease on that same day. Such lease is in full force and effect and has not been further modified or amended, and no event has occurred that, with the passage of time or notice, would constitute a default thereunder.

               3.8 Conduct of Business. (a) Since December 31, 1994, except as set forth in its 1994 Form 10-K, Unigene has preserved substantially intact its business organization.


                     (b) Except as set forth in Schedule 3.8 or the 1994 Form 10-K, since December 31, 1994 Unigene has conducted its business only in the ordinary and usual course of business consistent with past practice and there has not been:

                             (i) any increase in its  indebtedness  for borrowed
                  money incurred by or on behalf of Unigene or any incurrence of any other material obligation or liability (fixed or contingent) by or on behalf of Unigene, except for obligations incurred in the ordinary course of business consistent with past practice;

                             (ii) except for increased indebtedness and decrease
                  in stockholders equity, any material adverse change in its assets, liabilities, properties, business, financial condition or results of operations or any development of which its management has knowledge which is reasonably likely to result in any such change other than any such change resulting from changes in general economic conditions;

                             (iii) any damage, destruction,  loss or claim to or
                  against any of its property or other assets, whether or not covered by insurance, which materially adversely affects its assets, properties, business, profits or financial condition;

                             (iv) any sale, lease, transfer or other disposition
                  or mortgage or pledge of any of its properties or other assets, or an imposition of any Encumbrance on any of its properties or other assets, other than transactions in the ordinary course of business consistent with past practice;

                             (v) any cancellation of any debts owed to or claims
                  held by or on behalf of Unigene, or any waiver or release of any of its Rights of material value; or

                             (vi) any dividend or other  distribution or payment
                  in respect of, any subdivision, consolidation or other recapitalization of its capital stock or any declaration or authorization of any of the foregoing.

               3.9 Financial  Statements;  SEC Filings. The Financial Statements
(i) were prepared in accordance with the books of account and records of Unigene, which accurately reflects all assets and transactions of Unigene, and
(ii) present fairly Unigene's financial condition as of the dates thereof and its results of operations for the periods then ended in accordance with GAAP. As of the Closing, except as set forth in Schedule 3.4, Unigene has no material contingent liabilities, liabilities for taxes, unusual commitments or unrealized or unanticipated losses not disclosed in such Financial Statements. Unigene has delivered to the Fund its Forms 10-K for the fiscal years ended December 31, 1993 and 1994 and its Forms 10-Q for the first three fiscal quarters of 1994 as filed with the Securities Exchange Commission. Such reports do not contain any untrue statement or omission of any material fact.

               3.10 Tax and Other Returns and Reports. (i) All federal, foreign, state, provincial and local tax returns and tax reports (or extensions relating thereto) required to be filed by or on behalf of Unigene or any affiliated, combined or unitary group of which Unigene is or was a member have been filed on a timely basis with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all such returns and reports were true and correct in all material respects when filed; and (ii) all federal, foreign, state, provincial and local income, profits, franchise, sales, use, occupancy, property, severance, excise, withholding, value added and other taxes as shown on such returns (including interest and penalties) due from Unigene either directly, as part of the consolidated tax return of another taxpayer, or otherwise, have been fully and timely paid, or where payment is not required to have been made, Unigene has set up an adequate reserve or accrual for such payment.

               3.11 Intellectual Property. (a) Schedule 3.11(a) accurately lists all registered United States and Foreign Patents and Trademarks, and all pending United States Patent and Trademark applications that are owned or controlled by Unigene.

                     (b) Schedule 3.11(b) accurately lists all intellectual property owned or controlled by others besides Unigene, the use of which is licensed to Unigene. Unigene is not aware of any other intellectual property owned or controlled by others besides Unigene that is material to the ability of Unigene to operate its business as it is currently conducted or as currently contemplated.

                     (c) Schedule 3.11(c) accurately lists all intellectual property rights licensed or granted by Unigene to third parties.

               Unigene is the sole and exclusive owner of the entire right, title and interest in and to the Intellectual Property identified on Schedule 3.11(a) and except for such licenses and rights identified on Schedule 3.11(c), Unigene has not granted nor does there exist by implication or operation of law, any license or other right in respect thereof which does or which will, subsequent to the Closing, permit or enable any Person other than Unigene to use the Intellectual Property and, moreover, except as set forth in Schedule 3.11(c), none of said Intellectual Property is subject to any Encumbrance. As of the date of Closing, there is no pending or threatened claim against Unigene asserting (A) that Unigene's use of any of said Intellectual Property infringes or violates any Rights of third parties, (B) that the past or present conduct of Unigene's business infringes or violates the Rights of third parties, (C) that any third parties have any Rights to use any of said Intellectual Property or
(D) except as set forth in Schedule 3.14, that any third parties have or will have any Right which could adversely affect Unigene's ability to use any of the Intellectual Property after the Closing; and to the best knowledge of Unigene, there is no basis for any claim of the foregoing types. Neither the Intellectual Property nor Unigene's past or present conduct of its business infringes or violates the Rights of third parties. During the past five (5) years, Unigene has not given any notice to any third parties asserting infringement by such third parties of any of said Intellectual Property. Unigene is not aware of any bars or other restrictions with respect to its Rights to utilize any of said Intellectual Property, and no bars or other restrictions on Unigene's Rights to utilize any of said Intellectual Property will be created by, or will, by reason of any action or inaction, by Unigene before the Closing, exist after the consummation of the transactions contemplated hereby.

                     Nothing has come to the  attention of Unigene which has led
Unigene to form the opinion that any of said Intellectual Property is invalid or that its rights in any of said Intellectual Property are unenforceable in any way, with the proviso that pending patent applications are merely requests for patents, and there can be no guarantee that those requests will be granted and that any patents will necessarily be issued based upon said pending applications, and with the further proviso applications for trademark registrations are merely requests for registration which may or may not ultimately result in registration with the U.S. Patent and Trademark Office. The Closing, in accordance with the terms of this Agreement, will not affect or impair Unigene's right to continue to use all of said Intellectual Property without the impairment or alteration thereof and without the payment of any license or other fees (other than that the license fees payable under the License Agreements identified in Schedule 3.11(b)).

                     All of the License Agreements identified on Schedule 3.11(b) are valid agreements, enforceable in accordance with their terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, bulk sales or similar laws from time-to-time in effect which affect the enforcement of creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies. There is no pending or threatened claim against either Unigene or, to the best knowledge of Unigene, the licensor of any Licensed Intellectual Property asserting that any of the Licensed Intellectual Property infringes or conflicts with the Rights of third parties, or that the present or past conduct or Unigene's business infringes or violates the Rights of third parties, and to the best knowledge of Unigene, no basis for any such claim exists.

               3.12 ERISA. It is in compliance with ERISA; no Reportable Event has occurred and is continuing with respect to any Plan; and it has no unfunded vested liability under any Plan.

               3.13 Permits and Licenses. (a) List of Governmental Permits. Set forth on Schedule 3.13(a) is a list and description of all Permits which are issued to, held or used by Unigene, or for which Unigene has applied, and which are material to the operation and development of its business. There are no other Permits which are material to the operation of Unigene's business as now conducted. Except as otherwise indicated, all Permits listed in Schedule 3.13(a) are in good standing, valid and effective in accordance with their respective terms. Unigene owns the Permits, free and clear of all Encumbrances and subject to no Claims.

                     (b)  Compliance  with  Permits.  Except  as  set  forth  on
Schedule 3.13(b),  Unigene is in material  compliance with all Permits listed on
Schedule 3.13(a) and no governmental proceedings or investigations are pending or threatened against it relating to noncompliance with such Permits.

               3.14 Litigation and Proceedings. Except as set forth on Schedule 3.14, there are no causes of action or other litigations or arbitrations or regulatory, administrative, zoning or other governmental proceedings or investigations threatened or presently pending, before any court, governmental agency or other forum either against Unigene or any of its properties or assets which relate in any way to Unigene or any of its properties or assets.

               3.15 FDA Status. The Unigene manufacturing process is undergoing formal validation in order to obtain GMP (Good Manufacturing Practice) status. Unigene has completed testing of the manufacturing equipment and is now performing the various manufacturing process operations. Production of the first batch of calcitonin is underway. The validation process is essentially complete when three consecutive "consistency batches" (batches in which all of the in-process and final product test specifications have been met) of product have been prepared. Unigene has received no notice, and is not aware of any state of facts that would lead it to believe, that its Boonton, New Jersey facility will not receive United States Food and Drug Administration validation to allow Unigene to produce its Calcitonin for human use in the United States. Finally, Unigene has been advised verbally by the FDA that only brief clinical programs designed to test safety and bioequivalence should be required for the approval of Unigene's injectable Calcitonin product. Following validation, Unigene intends to perform a stability study, file an IND (investigational new drug application) and initiate clinical programs to support such product approval in 1995.

               3.16 Environmental Laws. Unigene has received no notice, and is not aware of any state of fact that would lead it to believe that there exists, or has existed at any real property occupied by it, any hazardous material in violation of any environmental law, rule or regulation.

               3.17 Judgments, Orders and Consent Decrees. Unigene is not subject to any judgment, order or decree of, or agreement with, any court, arbitrator or regulatory authority limiting, restricting or adversely affecting its conduct, financial condition or operating result, and no such judgment, order, decree or agreement is pending.

               3.18 No Omissions. No representation, warranty, covenant or agreement of Unigene in this Agreement, any schedule or exhibit attached hereto, or any Document contains nor shall contain any untrue statement of material fact nor omits nor shall omit to state any material fact necessary to make the statements contained herein and therein not misleading.

            4. Representations and Warranties of the Purchasers. The Fund represents and warrants to Unigene that:

               4.1 Standing and Capacity. It has all requisite legal and corporate power to execute and deliver this Agreement and the other Documents to which it is a party, to purchase the Notes and the Warrants, and to perform its obligations under this Agreement and the other Documents to which it is a party. Each Purchaser has the capacity to enter into the transaction contemplated by the Documents; neither the execution, delivery nor performance of this Agreement or the Documents violates any law, rule or regulation, of any jurisdiction, court or administrative judgment, order or decree or any agreement applicable to or binding upon the Purchasers.

               4.2 Authority. All action necessary for the purchase of the Securities and the performance of its obligations under this Agreement and the other Documents to which it is a party has been duly taken. The Agreement is valid and binding upon the Fund and the Purchasers and enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, bulk sales, or similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against it, public policy.

               4.3 Investment Representation. It is acquiring the Securities for investment, for its own account as principal and not with the current view to distribution or trade thereof, except as permitted under the Securities Act of 1933, as amended (the "Act"). It is an "accredited investor" as defined in Rule 501(a) and that the Questionnaire form executed and delivered by it to Unigene in connection with the transaction is true and accurate in all material respects and does not omit any material information. The Notes, Warrants and Shares issued upon exercise of the Warrants shall bear restrictive legends referring to the Act.

            5.  Affirmative   Covenants.   Unigene  covenants  that,  until  the
principal of, and interest on, the Notes and all other monetary obligations to the Fund under the Notes have been paid in full, it will:

               5.1 Corporate Existence. Do all things necessary to preserve and keep in full force and effect its existence (corporate or other) and existing name, rights and franchises, and qualify and remain qualified to do business in each jurisdiction in which the failure so to qualify would have an adverse effect on its business, operating results, assets or condition (financial or otherwise) or prospects.

               5.2 Insurance. Schedule 5.2 lists insurance coverage currently maintained by the Company. No change in such insurance coverage will be made without the Fund's consent, which will not be unreasonably withheld or delayed. The Fund, in its individual capacity and as agent for the Purchasers, shall be named as an additional insured on all such policies, certificates for which shall be delivered to the Fund at the Closing. All such policies shall provide that they are non-cancelable without at least ten days prior written notice to the Fund. Unigene hereby directs all insurers under policies of insurance to pay all proceeds up to the aggregate amount due under the Note payable thereunder relating to the Collateral, directly to the Fund as Secured Party under the Security Agreement. Provided no Event of Default has occurred, To the extent the proceeds are less than $100,000, the Fund shall make such proceeds available to Unigene solely to repair or replace any damaged Collateral. If the proceeds are greater than $100,000, the Fund shall make such proceeds available to Unigene to repair or replace the damaged Collateral only to the extent same may, in the Fund's reasonable judgment, be repaired or replaced in sufficient time to permit Unigene to repay the Notes. Any insurance proceeds retained by the Fund shall be applied to reduce the Obligations (as defined in the Security Agreement). Unigene irrevocably makes, constitutes and appoints the Fund (and all officers, employees or agents designated by the Fund) as Unigene's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance (provided that until an Event of Default exists and the principal sum is due and payable, the Fund shall not exercise such authority), endorsing the name of Unigene on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance.

               5.3 Keeping of Records and Books of Account. Keep adequate records and books of account, in which complete entries will be made reflecting all of Unigene's financial transactions.

               5.4 Inspection Rights. At any reasonable time, and from time to time, permit representative of the Fund, and upon reasonable notice to Unigene, to examine and make copies of and abstracts from its records and books of account of, and visit its properties during normal business hours and to discuss its affairs, finances and accounts with any of its officers and its independent certified public accountants. The Fund and the Purchasers agree to keep in confidence and not to utilize or disclose any confidential information provided to them, including, without limitation, financial statements or information, business plans, proposed financing or acquisition plans, information concerning Unigene's products, patents, patent applications, trade secrets, secret processes or other proprietary information unless and until such confidential information is publicly disseminated by Unigene. This confidentiality provision shall survive the Closing, but shall terminate if Unigene defaults on its obligations and the Fund takes possession of, or sells, any of the Collateral. In such event, the Fund may disclose or use any confidential information in a manner as it deems necessary (in its sole judgment) to obtain payment of all Obligations.

               5.5 Compliance with Laws. Comply with the applicable requirements of all laws and all rules, regulations and orders of any governmental authority, the violation of which might be reasonably expected to have a material adverse effect on its business, operating results, assets, condition (financial or other) or prospects.

               5.6 Reporting Requirements. Furnish to the Fund:

                     (a)(i) Commencing with the month of April, 1995, as soon as practicable and in any event within 40 days after the close of each monthly accounting period, unaudited financial statements, consisting of a balance sheet as at the end of such monthly period and statements of operations, and cash flows of Unigene for such monthly period and for the period from the beginning of the fiscal year to the end of such monthly period;

                     (ii) Commencing with the quarterly period ending March 31, 1995, as soon as possible and in any event within 50 days after the close of each of the first three quarterly accounting periods of each fiscal year, unaudited financial statements, consisting of a balance sheet as at the end of such quarterly period and statements of operations, cash flows, shareholders' equity for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarterly period; and

                     (iii) Annually, as soon as available but in any event within 95 days after the close of each fiscal year of Unigene, a balance sheet of Unigene as at the end of such year and statements of income and retained earnings and of cash flow of Unigene reflecting the results of its operations during such year, which financial statements shall be used by Unigene's certified public accountants in the preparation of Unigene's audited financial statements for such year end, certified by the President and Treasurer of the Unigene to fairly present its financial condition at such year end and the results of its operations for such period in accordance with GAAP.

The financial statements required to be delivered under this Subsection (a) shall contain reasonable detail and shall be certified by the Chief Executive Officer of Unigene and, in the case of the financial statements required to be delivered under clause (ii) above, as (x) having been prepared in accordance with GAAP, subject to normal year-end audit adjustments (except that footnotes shall not be required on monthly and quarterly financial statements), (y) being complete and correct, and (z) presenting fairly the financial condition, results of operations, shareholders' equity and cash flows which they purport to present.

                     (b) Together with the quarterly financial statements furnished pursuant to Section 5.6(a), there shall be delivered to the Fund a certificate signed by the Chief Executive Officer of Unigene stating that they have caused a review of the affairs of Unigene to be made and that based thereon nothing has come to their attention which would lead them to believe that any Event of Default or any event which, with the lapse of time or the giving of notice or both could become an Event of Default has occurred or exists hereunder or, if such is not the case, specifying the nature thereof and what action has been taken or is being taken or is proposed to be taken with respect thereto.

                     (c) Promptly after Unigene discovers the occurrence of any Event of Default or any event which, with the lapse of time or the giving of notice or both, could become an Event of Default, a statement of Unigene's President or Chief Financial Officer setting forth details of such Event of Default or other event and the action taken, or proposed to be taken, with respect thereto.

                     (d) Promptly after Unigene has knowledge thereof, notice of any action, suit or proceeding known to it before any court or governmental authority, domestic or foreign, which might reasonably be expected to have a material adverse effect on its business, earnings, assets condition (financial or other), or prospects.

                     (e) Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which Unigene sends to its shareholders, and copies of all reports, and all registration statements it files with the U.S. Securities and Exchange Commission or the National Association of Securities Dealers, and all federal, state and local income tax returns filed with the appropriate taxing authorities.

                     (f)  Such  other   information   respecting  the  business,
operating results, assets, condition (financial or other) or prospects of Unigene as the Fund may reasonably request from time to time.

                     (g) Promptly, but in any event not later than three business days after the receipt of a reasonable written demand from the Fund, a certificate of its Chief Executive Officer or the Chief Financial Officer, in form satisfactory to the Fund, stating and acknowledging (a) the then outstanding principal balance of the Notes, (b), the fact that there are no defenses, offsets or counterclaims thereto (or stating such defenses, offsets or counterclaims, if any); (c) that no Event of Default and no event which, with the giving of notice or the lapse of time or both, would constitute such an Event of Default exists, or if such is not the fact, the facts and circumstances relating to such Event of Default or other event; and (d) that no litigation or administrative proceeding has been instituted by or against Unigene if determined would have a material adverse effect on its business, operating results, assets, condition (financial or other ) or prospects or, if such is not the fact, the facts and circumstances relating to such litigation or proceeding.

               5.7 Use of Proceeds. The proceeds from the sale of Securities will be used by it only to repay the indebtedness to DeJufra, Inc. in the principal amount of $1,000,000 plus accrued interest, closing costs and counsel fees and disbursements, and for working capital.

               5.8 Further Assurances. At and after the Closing, without further consideration, Unigene shall take all such other action and shall procure or execute, acknowledge, and deliver all such further certificates, conveyance instruments, consents, and other documents the Fund or their counsel may reasonably request to perfect and protect Purchaser rights contemplated by this Agreement including, without limitation, its security interest in and to the collateral under the Notes.

            6. Negative Covenants. Unigene covenants that until all amounts due under the Notes have been fully paid, unless otherwise expressly consented to in writing by the Purchasers, it will not:

               6.1 Intentionally Omitted.

               6.2 Investments. Make or permit to exist any investment in securities or other financial instruments (including loans and advances), except:

                     (a) Accounts receivables arising in the ordinary course of business;

                     (b) Notes or other securities in connection with any bona fide settlement of account receivables owing in the ordinary course of business;

                     (c) Direct obligations of the United States of America or any agency thereof, solely for investment purposes, provided the same shall mature within three months; and

                     (d) Certificates of deposit, time deposits, money market deposits, bankers' acceptances, commercial paper and similar short term bank deposits or instruments having a maturity of not more than three months of a commercial bank.

               6.3 Impair Value. Take any action which, in the Fund's reasonable judgment, would result in a material impairment of the overall value of any property on which the Purchasers shall have a lien.

               6.4 Change of Business. Conduct any business, the nature of which would differ in any material respect from that currently conducted by it or contemplated as set forth in its 1994 Annual Report and 1994 Form 10-K or which does not complement such business.

               6.5 No New Entities. Except as set forth in Schedule 3.2, form or acquire any corporation, partnership, joint venture or other kind of entity for the purpose of transferring to such person or entity any of its assets or business of the type presently conducted by it, unless the assets so transferred remain subject to the Purchasers' lien and Unigene's interest in such entity is pledged to the Fund.

               6.6 Merger; Sale of Assets. (a) Enter into any merger or consolidation in which it is not the surviving entity, (b) liquidate, wind up its affairs or dissolve, or (c) sell, lease, transfer, convey or otherwise dispose of all or substantially all of its assets or capital stock.

               6.7 Dividends. Directly or indirectly, declare or pay dividends in respect of any of its capital stock or capital shares or otherwise make any distribution in respect of its capital stock or capital shares, or redeem or repurchase any shares of its capital stock or capital shares.

               6.8 Increase in Compensation. Directly or indirectly, increase compensation paid to any person who is or was an officer, director or Affiliates of Unigene.

               6.9 No Amendment. Make any material amendment, modification or change to any agreement or instrument respecting indebtedness for money borrowed, or waive any of its rights or privileges thereunder, without the Fund's prior written consent which will not be unreasonably withheld or delayed.

               6.10 Transaction with Affiliates and/or Associates.

                     (a) Enter into any transactions with an Affiliate or Associate (each within the meaning under Rule 405 of the Securities Act of 1933, as amended) of Unigene, except in the ordinary course and pursuant to the reasonable requirements of its business, and in good faith and upon commercial reasonable terms or conditions that are no less favorable to such person or entity than would be obtainable at the time in a comparable arm's length transaction with a person or entity other than an Affiliate and/or an Associate.

                     (b) Except as expressly permitted by any other provision of this Section 6, make any loan of money or property to any Affiliate, or become contingently liable (through guarantee or otherwise) to any person with respect to any indebtedness of an Affiliate and/or Associate.

               6.11  Disposition  of  Collateral.   Sell,  assign,  exchange  or
otherwise dispose of any Collateral except in the ordinary course of business.

               6.12 Loans. Make any loans or advances to any Person, including without limitation Unigene's directors, officers and employees, except (i) advances to officers or employees with respect to expenses incurred by them in the ordinary course of their duties which are properly reimbursable by Unigene; and (ii) loans to employees not exceeding $20,000 in the aggregate during any fiscal year of Unigene; and (iii) advances to collaborators, suppliers, material men and with respect to research and development projects made in the ordinary course of Unigene's business, but not to exceed $100,000 to any one Person.

               6.13 Guarantees. Assume, guaranty, endorse or otherwise become directly or contingently liable in respect to (including without limitation by way of agreement, contingent or otherwise, to purchase, provide funds to or otherwise invest in a debtor or otherwise to assure a creditor against loss), any Indebtedness of any Person (except guarantees by endorsement of instruments for deposit or collection in the ordinary course of business.

               6.14 Removal of Hazardous Substances. Should Unigene cause or permit any intentional or unintentional act or omission resulting in the discharging of hazardous substances or wastes into the atmosphere or waters, or onto lands, resulting in damage to the natural resources without having obtained a permit issued by the appropriate governmental authorities, Unigene shall promptly clean up same in accordance with all applicable federal, state and local orders, statutes, laws, ordinances, rules and regulations.

               6.15 Intent and Purpose. It is the intent of the parties that, subject to this Article 6, until an Event of Default and the principal sum under the Notes has become due and payable by acceleration or otherwise, Unigene may conduct its business in the ordinary course, may use its cash, cash equivalents, royalties, licensing fees, milestone payments, research sponsorship payments, interest, dividends income, proceeds of loans and sales of securities, sales of inventory, joint venture distributions for general corporate purposes.

            7. Events of Default.

               7.1 Event of Default. Each of the following shall constitute an Event of Default under this Agreement, the Notes and Security Agreements:

                     (a) Unigene shall default in the payment of principal of, or any interest on, the Notes, when and as the same shall become due and payable; or

                     (b) Unigene shall incur an Event of Default in the performance of its payment obligations for borrowed money under any note or other obligation for borrowed money which has become due and payable by acceleration or otherwise.

                     (c) any representation or warranty made by Unigene in this Agreement, the Notes, the Warrant Agreement or the Security Agreement or in any other Document shall prove to be false or inaccurate in any material respect; or

                     (d) Unigene shall default in the performance or compliance with any covenant, condition or agreement to be performed or complied with by it under this Agreement or any Documents delivered in connection herewith, and such default shall continue unremedied for a period of 14 consecutive days after Unigene receives notice from the Fund or becomes aware, or with the exercise of reasonable diligence should have been aware, of the Event, provided, however, if Unigene shall have commenced to remedy such default during such 14 day period and is diligently seeking to remedy such default at the expiration of such period, then if the Fund is satisfied that, with the exercise of due diligence in the circumstances, Unigene could not have remedied such default in such 14 day period and that, with the exercise of due diligence, such default is capable of being remedied by Unigene within a further period of 10 consecutive days, and the Fund so informs Unigene in writing within five business days after the expiration of such initial 14 day period, no Event of Default shall be deemed to have occurred under this Section 7.1(d), unless such default is not remedied to the satisfaction of the Fund by the expiration of such second 10 day period; or

                     (e) a final judgment for the payment of money which, together with all other such undischarged judgments, against Unigene exceeds an aggregate of $200,000 (after taking into account any proceeds from third party indemnifications and insurance proceeds which are paid to Unigene with respect to such liability) shall have been entered against Unigene if, within 14 days after the entry thereof, such judgment shall not have been discharged or execution thereon stayed pending appeal, or if, within 14 days after the expiration of any such stay, such judgment shall not have been discharged; or

                     (f) A proceeding shall have been instituted or order for relief shall have been made in respect of Unigene in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Unigene or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of 60 consecutive days or such court shall enter a decree of order granting the relief sought in such proceeding; or

                     (g) Unigene shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Unigene or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall take any action in furtherance of any of the foregoing;

                     (h) Any material provision of any Document shall, after execution and delivery of such Document, for any reason cease to be valid and binding on Unigene, or Unigene shall so state in writing or shall contest the validity or enforceability thereof, or any Document shall otherwise cease to be in full force and effect, and, in such case, the Purchasers shall be adversely affected as a result thereof.

                     (i) If Warren Levy and Ronald Levy cease to be officers of Unigene.

               7.2 Consequences of an Event of Default.

                     (a) If an Event of Default  specified  in  Section  7.1(a),
(g), or (h) shall occur, the outstanding principal of, and interest accrued on, the Notes and all other obligations of Unigene to the Purchasers hereunder or under the Documents shall be immediately due and payable, upon written notice from the Fund.

                     (b) If an Event of Default, other than under Section 7.1(a), (g) or (h) shall occur and continue, the Fund, at its option, on 14 days prior written notice to Unigene, may declare the outstanding principal of, and interest accrued on, the Notes and all other obligations of Unigene to the Purchasers hereunder and under the Documents to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable, without further notice of any kind.

                     (c) Upon an Event of Default and the principal sum of the Notes is due and payable, the Fund may exercise any one of its rights provided to a secured party under the Uniform Commercial Code or other applicable law or under this Agreement, the Security Agreement or any one or more of the Documents delivered in connection with or pursuant to this Agreement.

            8. Miscellaneous.

               8.1 Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopied communications) and personally delivered, mailed, telecopied or sent by express courier to the respective parties as follows:

if to Unigene, to:

Unigene Laboratories, Inc.
110 Little Falls Road
Fairfield, NJ 07004
Attn: Warren Levy

with a copy to:

Becker, Ross, Stone, DeStefano & Klein, Esq.
317 Madison Avenue
New York, NY 10017
Attn: Jesse Margolin, Esq.
Telecopier No.: (212) 490-0720

if to the Fund, to:

The Microcap Fund, Inc.
733 Third Avenue
New York, NY 10117
Attention: Joseph Lucchese
Telecopier No.: (212) 297-5696

with a copy to:

Greenberger & Forman
1370 Avenue of the Americas
New York, NY 10019-4602
Attention: Robert W. Forman, Esq.
Telecopier No.: (212) 757-4054

or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery, if delivered by hand; two days after deposit in the mail, if sent by registered mail, return receipt requested, postage prepaid; in the case of telecopy, when the answer back is received; or if sent by express courier providing guaranteed next day delivery, on the next succeeding Business Day.

               8.2 Costs.  Unigene will pay (i) the reasonable fees and expenses of counsel for the Fund in connection with the preparation of the Documents and any waiver, consent or release by the Purchasers under any of the Documents, any amendment thereof, or any Event of Default, and (ii) if the Purchasers shall incur costs and/or expenses to collect, enforce or protect its rights under this Agreement or any of the Documents, Unigene shall pay all of the reasonable costs and expenses of such collection, enforcement and protection, including reasonable attorneys' fees, of the Purchasers. Whenever counsel fees are provided for in this Agreement or any of the Documents, it is understood and agreed that the interests of the Fund and the Purchasers (and/or Holders) are substantially similar and that there shall be no allowance of counsel fees for separate counsel of the Purchasers (and/or Holders).

               8.3 Representations to Survive. All representations and warranties contained herein or in any other Document made or delivered pursuant hereto or thereto or to be executed and delivered hereunder or thereunder, shall be deemed to survive (a) the execution and delivery of this Agreement and the Documents and (b) any investigation made by or on behalf of the Purchasers at any time while any amounts under the Notes are outstanding.

               8.4 Successors and Assigns. All representations, warranties and covenants in this Agreement by or on behalf of, or for the benefit of any of the parties hereto, shall be binding on and inure to the benefit of such party, its successors and assigns. The foregoing notwithstanding, this Agreement, the Note, and the other agreements, documents and instruments entered in or delivered in connection herewith or therewith may not be assigned, in whole or in part and in fact or by operation of law, by Unigene without the prior written approval of the Fund.

               8.5 Stamp or Other Tax. Should any stamp, recording tax or fee or other similar tax become payable with respect to this Agreement, the Note, the Security Agreement, the Warrants or any other document, Unigene promptly following demand therefor will pay the same. This section shall not apply to any income or withholding taxes or transfers by Purchasers or Holders.

               8.6 Cumulative Remedies. No failure on the part of any Purchaser to exercise, and no delay in exercising, any remedy, right, power or privilege hereunder, or under any other agreement, security or instrument delivered pursuant hereto, shall operate as a waiver thereof; nor shall any single or partial exercise of any such remedy, right, power or privilege preclude any other or further exercise of any other such remedy, right, power or privilege, and no waiver whatsoever shall be valid unless in writing signed by the Fund and then only to the extent specifically set forth in such writing. All remedies, rights, powers and privileges afforded the Purchasers under this Agreement, the Note and any other agreements, documents or instruments delivered in connection herewith or therewith shall be cumulative and not be exclusive of any remedies, rights, powers and privileges available by law and shall be available until the Note and all interest thereon and all other indebtedness of Unigene to the Purchasers have been paid in full. The Purchasers may exercise any such remedies, rights, powers and privileges in any order or priority.

               8.7 Severability. In case any one or more of the provisions of this Agreement or the Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not be affected or impaired thereby.

               8.8 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, except that the Security Agreement and Mortgage shall be governed by the laws of the state of New Jersey.

               8.9 Sole Agreement; Amendments. It is the intention of the parties that this Agreement and the Documents shall supersede any prior negotiations, discussions, commitments, representations or agreements, written or oral, other than as specified herein, including but not limited to any correspondence, conversations, discussions, representations or other means of communication not specified or set forth herein. No amendment, modification or waiver of any provision of this Agreement, nor consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by the party to be charged and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Except as set forth in Section 5.4, the Confidentiality Agreement between Unigene and the Fund dated March 21, 1995 shall survive Closing.

               8.10 Captions. The headings of the Sections of this Agreement have been inserted solely for convenience of reference and shall not modify, define or limit the express provisions of this Agreement.

               8.11 Waiver. The waiver by a party of a breach of any provision of this Agreement or any Document shall not operate or be construed as a waiver of any subsequent breach by any party.

               8.12 Right of the Fund to Perform Covenants. If Unigene fails or refuses to perform or comply with any covenant, condition or agreement to be performed or complied by it under any provision of this Agreement or any other Document to which it is a party, Purchasers may, but shall not be obligated to, perform or comply with such provision for the account of and at the expense of such Person, and Unigene will, jointly and severally, on demand, reimburse Purchasers for all costs and expenses paid or incurred by them in performing or complying with such provision, together with accrued interest thereon at the Default Rate from the time such cost or expense was paid or incurred and payment demanded until the same is reimbursed in full to Purchasers.

               8.13 Brokerage. Each party represents and warrants that it has dealt with no broker or finder other than Commonwealth Associates in connection with the transaction contemplated hereby. Each party shall indemnify and save the other harmless from any and all claims for broker's or finder's fees or commissions which arise out of any agreement made by such indemnifying party with respect to the subject matter of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                                     UNIGENE LABORATORIES, INC.


                                                By:      /s/ Warren P. Levy
                                                    ----------------------------
                                                Name: Warren P. Levy
                                                Title:President

                                                     THE MICROCAP FUND, INC.


                                                By:  /s/ Kamal Mustafa
                                                    ----------------------------
                                                Name: Kamal Mustafa
                                                Title:President

                               WARRANT AGREEMENT

                  WARRANT AGREEMENT made as of May 8, 1995 by and between Unigene Laboratories, Inc., a Delaware corporation (the "Company"), The Microcap Fund, Inc., a Maryland corporation (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Company proposes to issue to the Fund warrants to initially purchase up to 75,000 shares (subject to adjustment) of common stock (the "Shares") of the Company (the "Common Stock"); and

                  WHEREAS, the warrants are being issued as an inducement to the Fund to loan to the Company $2,000,000 evidenced by a secured promissory note (the "Note") pursuant to the terms and conditions of a certain securities purchase agreement of even date herewith (the "Purchase Agreement"). Unless otherwise indicated, all capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement. The term "Registered Holder" shall mean the registered holder of the Warrants.

                  NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Warrants.

               1.1 Initial Warrants. The Fund is hereby granted warrants (the "Initial Warrants") to purchase, at any time from the date hereof until 5:00 P.M., New York City time, on May 7, 2000 (the "Initial Warrant Exercise Term"), up to 75,000 Shares (subject to adjustment). Each Initial Warrant represents the right to acquire one Share at an exercise price of $1.80 per share (the "Initial Exercise Price"), subject to adjustment as hereinafter provided.

               1.2 Additional Warrants (a) For each thirty day period that the principal balance of the Note is outstanding, the Company will deliver to the Fund, additional warrants (the "Additional Warrants") to purchase, at any time from the grant thereof until 5:00 P.M., New York City time, on May 7, 2000 up to an aggregate of 100,000 Shares (subject to adjustment). Each Additional Warrant shall represent the right to acquire one Share at the Initial Exercise Price, subject to adjustment as hereinafter provided.

               1.3  The  Initial  Warrants  and  the  Additional   Warrants  are
hereinafter collectively referred to as the "Warrants".

               1.4 All Warrants shall become void and shall not be exercisable from and after the end of their respective Warrant Exercise Terms. If the date of expiration of any Warrant Exercise Term above set forth falls on a non-business day at the offices of the Company, such expiration date shall be extended to the next succeeding business at the offices of the Company.

            2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement. All Warrants shall be subject to the terms and conditions of the Warrant Agreement.

            3. Exercise of Warrants. The Warrants initially are exercisable at the Exercise Prices set forth in Article 1 above, payable in cash or by certified or bank check to the order of the Company, subject to adjustment as provided in Article 7 hereof. As payment for any Shares purchased upon the exercise of any Warrants hereunder, the Purchasers may elect to reduce the principal amount then outstanding under the Notes by an amount equal to the product of (x) the number of Warrants exercised and (y) their respective Exercise Price. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the appropriate Exercise Price for the Shares purchased, at the Company's principal offices, the Registered Holders shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Registered Holders, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

            4. Issuance of Certificates.

                  Upon the exercise of any of the Warrants, the issuance of certificates for the Shares issued upon exercise thereof shall be made forthwith. The Warrant Certificates and certificates representing the Shares shall, (unless in the opinion of counsel to the Company the legend is no longer required) bear a legend substantially similar to the following:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY. NEITHER THE WARRANT NOR THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, OR DELIVERED, UNLESS REGISTERED OR QUALIFIED UNDER THE ACT AND OTHER APPLICABLE LAWS OF ANY SUCH STATE UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT OR OTHER EVIDENCE SATISFACTORY TO IT THAT AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE.

In the event that the number of Warrants and/or the Exercise Price are adjusted as provided for herein, the Registered Holder may surrender any Warrant
Certificate held by it to the Company for cancellation, and upon such cancellation, the Company shall issue to the Registered Holder a new Warrant Certificate representing the adjusted number of Shares purchasable thereunder, and reflecting the adjusted Exercise Price, but until such new Warrant Certificate is issued, the old Warrant Certificate shall be deemed to reflect the appropriate adjustments.

            5. Investment Intent. By its acceptance of a Warrant Certificate and Certificates for Shares (if not registered), the Registered Holder covenants and agrees that the Warrants are being acquired for its own account as an investment and not with a view to the distribution thereof.

            6. Intentionally Omitted.

            7. Adjustments.

               7.1 Computation of Adjusted Price. Except as hereinafter provided, in case the Company shall, at any time after the date hereof, issue or sell without consideration or solely for a cash consideration less than the then Exercise Price, any shares of Common Stock, including shares held in the Company's treasury) then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price calculated by multiplying it by a fraction, the numerator of which shall be the sum of (a) the number of Shares outstanding prior to the issuance, and (b) the number of Shares which the aggregate cash consideration received by the Company for such issuance would have purchased at the Exercise Price then in effect, and the denominator of which shall be the number of shares outstanding immediately following such issuance.

               7.2 Options, Rights, Warrants and Convertible and Exchangeable Securities. Except with respect to rights described in Section 7.7, if the Company shall at any time after the date hereof issue, without consideration or solely for cash consideration less than the Exercise Price then in effect, options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (collectively, the "Convertible Securities"), the Exercise Price in effect immediately prior to the issuance of such Convertible Securities shall be reduced to a price determined by making a computation in accordance with the provisions of Section 7.1 hereof. For such purposes, all cash consideration received by the Company upon issuance thereof and which the Company would be entitled to receive upon exercise of such Convertible Securities shall be deemed to have been received upon issuance of such Convertible Securities and the maximum number of Shares (without regard to anti-dilution adjustments) issuable upon full exercise thereof shall be deemed outstanding Shares for all purposes after the issuance of such Convertible Securities for which adjustment has been made hereunder. No adjustment shall be made for the issuance of shares upon the exercise or conversion of any Convertible Security if any adjustment was made with respect to such Convertible Security. Notwithstanding the foregoing, upon expiration thereof, the Exercise Price and number of Shares subject to the Warrants shall be appropriately readjusted.

               7.3 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

               7.4 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               7.5 Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Registered Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Registered Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Registered Holders had exercised the Warrants.

               7.6 Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall, except as set forth in Section 7.5, at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute without consideration payable by the Company's shareholders, to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Registered Holders shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.6.

               7.7 Subscription Rights for Shares of Common Stock or Other Securities. In the case the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue, without consideration payable by the Company's shareholders, any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Registered Holders of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

               7.8 Adjustments of Less than $.10. No adjustment of the Exercise Price shall be made unless such adjustment would require an increase or decrease of at least $.10 in such price; provided that any adjustments which by reason of this Section 7.8 are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.10 in the Exercise Price then in effect hereunder. Actual price adjustments shall be rounded to the nearest one-thousandths of a cent.

               7.9 Consideration; Expenses, etc. For the purposes hereof, the consideration received by the Company in any transaction shall be deemed to be the gross amount received therefor, before deducting underwriters' discounts, legal fees, finders fees and other costs and expenses incurred in connection with such issuance or sale determined as of the date not later than 45 days after the date of the close of the offering with respect to such issuance or sale.

               7.10 Exceptions to Adjustments. Notwithstanding anything to the contrary herein set forth, no adjustment shall be required to be made:

                     (a) upon the issue or exercise of any Warrants issued pursuant to the Purchase Agreement or to any finders or intermediaries in connection therewith; or

                     (b) upon the exercise of any option heretofore granted to employees, outside directors or consultants to the Company pursuant to any existing benefit plan of the Company; or

                     (c) upon the issuance or sale of Common Stock or other securities upon the exercise or exchange of any Convertible Securities to subscribe for or purchase Common Stock which were outstanding on the date of the original issue of the Warrants; or

                     (d) upon the issuance of up to 100,000 additional shares of Common Stock to currently existing subscribers pursuant to the Company's 1994 Regulation S offering.

            8. Registration Rights.

               8.1 Registration Under the Securities Act of 1933. The Warrants and the Shares have not been registered for purposes of public distribution under the Act.

               8.2 Registrable Securities. As used herein the term "Registrable Security" means the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 8.

               8.3 Piggyback Registration. If, at any time before 6 months after expiration of the last Warrant Exercise Term, the Company proposes to prepare and file one or more registration statements or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Section 8, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty days prior to the filing of each such Registration Statement, to each Registered Holder. Upon the written request of a Registered Holder, made within thirty days after receipt of the Notice, that the Company include such Holder's Registrable Securities in the proposed Registration Statement, the Company shall use all reasonable efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Holders, except for underwriting commissions and discounts and the expenses and fees of their personal counsel, if any, which shall be payable by the Holders. The Company shall not be required to effect more than one registration for each Holder of Warrants in accordance with this Section 8.3 unless the Company is unable to include all of the number of Shares requested by a Registered Holder to be registered in the Registration Statement for which a Piggyback Request is made. The Holders agree to cooperate in a timely manner in connection with all such registrations.

               8.4 Demand Registration. At any time before six months after expiration of the last Warrant Exercise Term, the Fund shall have the right (which right is in addition to the registration rights provided for under Section 8.3), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, at the sole expense of the Company except that the Holders shall pay underwriting commissions and discounts and the fees and expenses of their personal counsel, a Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for the Fund), in order to comply with the provisions of the Act and applicable state securities laws, limited to New York, New Jersey and no more than 3 additional non-merit states, as may be reasonably requested by such counsel, so as to permit a public offering and sale of the Registrable Securities by the participating Holders, and to take all steps necessary to keep such registration statement effective for one year after the effective date thereof. The Company shall not be obligated to effect more than one registration hereunder for all Holders in the aggregate. The Holder agrees to cooperate in a timely manner in connection with such registration. In no event shall the Company be required to file a demand registration statement for less than 75,000 Shares.

               8.5 Miscellaneous Registration Provisions. The Company and the Registered Holders agree as follows:

                     (a) In connection with any registration under Section 8.4 hereof, the Company shall file the Registration Statement as expeditiously as possible, but in no event later than forty-five (45) days following receipt of any Demand Request, shall use its best efforts to have any such Registration Statements declared effective at the earliest possible time.

                     (b) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Sections 8.3 and
8.4 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, except for underwriting commissions and discounts, and the fees and expenses of Holders' personal counsel, if any, which shall be paid by each participating Holder, and shall furnish each participating Holder with such number of prospectuses as shall reasonably be requested. The Holders agree not to sell any Shares except pursuant to an effective registration statement and shall cease such sales if notified that such Registration Statement has been amended or requires amendment.

                     (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by each participating Registered Holder, but limited to no more than New York, New Jersey and 3 additional non-merit states.

                     (d) The Company will indemnify and hold harmless each participating Registered Holder and any underwriter (as defined in the Act) for such Registered Holder and each person, if any, who controls such Registered Holder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which a Registered Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which the securities were registered under the Act, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any such Registered Holder, underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Registered Holder, underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, expense or liability arises out of or is based upon an untrue statement, alleged untrue statement, omission or alleged omission so made in conformity with written information furnished by such Registered Holder or underwriter specifically for inclusion in the Registration Statement.

                     (e) Each participating Registered Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement of any material fact contained in said Registration Statement, said prospectus, or amendment or amendments or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any legal or other expenses, reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; in each case only to the extent, that such untrue statement or omission was so made in reliance upon and in conformity with written information furnished by such Registered Holder specifically for inclusion in the Registration Statement.

                     (f) Promptly after receipt by an indemnified party pursuant hereto of notice of any claim to which indemnity would apply or the commencement of any action, such indemnified party will, if a claim thereof is made against the indemnifying party pursuant hereto, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party.

                     (g) Nothing contained in this Agreement shall be construed as requiring any Registered Holder to exercise its Warrants prior to the initial filing of any Registration Statement or the effectiveness thereof.

                     (h) Each Registered Holder agrees to use its reasonable best efforts to cooperate with the Company in connection with any registration effected pursuant to this Section 8 and any listing on a national securities exchange (including NASDAQ), including furnishing the Company with such information concerning it and executing and delivering such documents as may be required by applicable securities laws or any national securities exchange.

                     (i) In connection with any registration pursuant to Section 8.3, if securities are proposed to be offered for sale pursuant to a Registration Statement by other security holders of the Company and the total number of securities to be offered by the Registered Holders and such other selling security holders is required to be reduced pursuant to a written opinion from the Company's managing underwriter, if any, for such offering, to the effect that the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their fair market value, or (ii) without otherwise materially adversely affecting the entire offering, then the aggregate number of Registrable Securities to be offered by the Registered Holders shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Registered Holders) as the original number of Registrable Securities proposed to be sold by the Registered Holders bears to the total original number of securities proposed to be offered by the Registered Holders and the other selling security holders.

                     (j) If the Fund is granted registration rights pursuant to a subsequent loan, the Warrants issued under this Agreement may be registered pursuant to the subsequent grant, and the registration rights granted herein shall terminate.

            9. Exchange and Replacement of Warrant Certificates.

                  Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by such Registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Registered Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof. The holder shall pay all transfer taxes payable in connection with any transfer of a Warrant.

            10. Elimination of Fractional Interests.

                  The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interest, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

            11. Reservation of Securities.

                  The Company shall at all times authorize, allot, reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly allotted and issued as fully paid and non-assessable shares and not subject to the preemptive rights of any shareholder and fee and clear of all liens, claims and encumbrances of any nature whatsoever.

            12. Notices.

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested or by facsimile or overnight courier (with signature of recipient required):

                           (a)      If to the Fund, to the following address:

                                    The Microcap Fund, Inc.
                                    733 Third Avenue
                                    New York, New York  10017
                                    Attention:  Joseph Lucchese
                                    Telecopier No.:  (212) 297-5696

                                    with a copy to:

                                    Greenberger & Forman
                                    1370 Avenue of the Americas
                                    New York, NY  10019-4602
                                    Attention:  Robert W. Forman, Esq.
                                    Telecopier No.:  (212) 757-4054

                                       or

                           (b)      If to the Company, to the following address:

                                    Unigene Laboratories, Inc
                                    110 Little Falls Road
                                    Fairfield, NJ  07004
                                    Attention:  Warren Levy
                                    Telecopier No.:  (201) 227-6088

                                    with a copy to:

                                    Becker, Ross, Stone, DeStefano & Klein, Esq.
                                    317 Madison Avenue
                                    New York, NY 10017
                                    Attn:  Jesse Margolin, Esq.
                                    Telecopier No.:  (212) 490-0720

or such other address as the Fund or the Company may designate in a notice to the other party in accordance with the foregoing.

            13. Supplements and Amendments.

                  The Company and the Registered Holders may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Registered Holders may deem necessary or desirable and which the Company or the Registered Holders deem not to adversely affect the interest of the Registered Holders.

            14. Successors; Restrictions on Transfer.

                  All the covenants and provisions of this Agreement by or for the benefit of the Company and the Registered Holders shall inure to the benefit of their respective heirs, legal representatives, successors and permitted assigns. Each Registered Holder's rights under this Agreement and to the Warrants may be assigned or transferred by the Registered Holders or any Subsequent Holder in whole (but not in part), provided such transfers comply with all applicable securities laws and the Company receives an opinion from either its counsel or counsel to the transferor to that effect.

            15. Governing Law.

                  This   Agreement  and  each  Warrant   Certificate(s)   issued
hereunder shall be deemed governed by the laws of the State of New York.

            16. Benefits of This Agreement.

                  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Registered Holders any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Registered Holders.

            17. Counterparts.

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                                     UNIGENE LABORATORIES, INC.


                                                By:      /s/ Warren P. Levy
                                                    ----------------------------
                                                Name: Warren P. Levy
                                                Title:President

                                                     THE MICROCAP FUND, INC.


                                                By:  /s/ Kamal Mustafa
                                                    ----------------------------

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of May 8, 1995, between Unigene Laboratories, Inc., a Delaware corporation, with an address at 110 Little Falls Road, Fairfield, NJ 07004 ("Unigene" or the "Debtor"), and The Microcap Fund, Inc., a Maryland corporation, with an address at 733 Third Avenue, New York, New York 10017 (the "Secured Party").

         WHEREAS, the Fund has extended credit or will extend credit to Debtor represented by a Note in the principal amount of $2,000,000 which was executed by Debtor in favor of the Fund pursuant to a Securities Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, in consideration of the extension of credit under the Note, the Debtor wishes to grant a security interest in certain collateral to the Secured Party.

         NOW, THEREFORE, the parties hereby agree as follows:

         1.  Grant  of a  Security  Interest.  To  secure  the  prompt  payment, observance and performance in full of each and every obligation (the "Obligations") of Debtor under the Purchase Agreement and Note, Debtor hereby grants to Secured Party a continuing first priority security interest in, and lien upon, the Collateral (as defined in Section 2) which shall terminate on full payment of amounts owed under the Note.

         2. Collateral. (a) The Collateral covered by this Agreement consists of all property (tangible or intangible) of every kind and nature, wherever located and whether now owned or hereafter owned or acquired by Debtor, whether or not affixed to realty including, without limitation, Accounts, Chattel Paper, Documents, Instruments and General Intangibles including all books, records, documents and manuals relating to Debtor's process of making calcitonin, all Proceeds and Products thereof in any form, all parts, accessories, attachments, special tools, additions, replacements, substitutions and accessions thereto or therefor, and all increases or profits received therefor. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Uniform Commercial Code as in effect in the State of New Jersey (the "UCC") or the Purchase Agreement, where applicable.

                  (b) Any and all Collateral described or referred to in this Agreement which is hereafter acquired shall, and without any further conveyance, assignment or act on the part of the Debtor or the Secured Party, become and be subject to the security interests created hereby as fully and completely as though specifically described herein.

         3.  Debtor's  Representations  and  Warranties.  Except as set forth in
Schedule 3, Debtor represents and warrants, that:

                  (a)  Debtor  owns  the  Collateral   free  and  clear  of  any
Encumbrances (other than those permitted under the Purchase Agreement).

                  (b) Debtor has all necessary corporate power and authority and has taken all corporate action necessary to execute, deliver and perform this Agreement and the Note and to encumber and grant a security interest in the Collateral.

                  (c) There is no effective financing statement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office except as may have been filed in favor of the Secured Party.

                  (d) This Agreement creates a valid security interest of Secured Party in the Collateral securing payment of the Obligations. Upon the filing of the financing statements and the Patent Security Agreement and Trademark Security Agreement and the other instruments similar in effect, the Secured Party will have a valid and perfected first priority lien on and security interest in the Collateral except as to purchase money security interests created after the date of this Agreement.

                  (e) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body, lessor, franchisor or other person or entity is required for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor or for the perfection or exercise by Secured Party of its rights and remedies hereunder, except filings of financing documents in accordance with Sections 4(b) and 4(c) hereof.

                  (f) Debtor does not transact any part of its business under any tradenames, division names, assumed names or other name, except for its name set forth in the preamble hereto; Debtor's principal business address and chief executive office is as set forth in the preamble hereto; and Debtor's records concerning the Collateral are kept at such address.

                  (g) Debtor will deliver to Secured Party a schedule of all Accounts, General Intangibles and Chattel Paper from time to time as Secured
Party may reasonably request. The amounts represented on such schedules by Debtor to Secured Party as owing by each Account Debtor or by all Account Debtors are and will be, to the best of the Company's knowledge, the correct amounts actually and unconditionally owing by such Account Debtor or Account
Debtors individually and in the aggregate, except for normal cash discounts where applicable.

                  (h) Each Instrument and each Document constituting Collateral is genuine and in all respects what it purports to be.

                  (i) Schedule 3(i) lists and describes the location of all tangible Collateral and all records relating to intangible Collateral. Debtor shall not remove any such Collateral or records from said locations without 5 days prior written notice to the Secured Party.

         4. Debtor's Covenants. Debtor agrees and covenants that:

                  (a) The Collateral will be used solely for business purposes of Debtor and will remain in the possession or under the control of Debtor (sale or replacement in the ordinary course excepted) and will not be used for any unlawful purpose. The Collateral will not be misused, abused, wasted or allowed to deteriorate (ordinary wear and tear excepted). Debtor will keep the Collateral, as appropriate and applicable, in good condition and repair (ordinary wear and tear excepted), and will clean, shelter, and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property.

                  (b) Debtor has executed and will promptly file with the appropriate governmental authorities, or deliver to Secured Party for filing, UCC-1 Financing Statements with respect to the Collateral. Debtor shall, at no cost to Secured Party, execute, acknowledge and deliver all such other documents and instruments as Secured Party reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby. Debtor will pay all costs of title searches and filing of financing statements, assignments or other documents in all public offices reasonably requested by Secured Party, and will not, without the prior written consent of Secured Party, file or authorize or permit to be filed in any public office any financing statement, assignment or other document naming Debtor as debtor and not naming Secured Party, as agent for the Holders, as secured party.

                  (c) Debtor shall concurrently herewith deliver to Secured Party the Patent Security Agreement and Trademark Security Agreement, executed by the Debtor in favor of the Secured Party, and all other Documents, instruments and other items as may be necessary for Secured party to file such Agreements with the United States Patent and Trademark Office. Debtor represents and warrants to Secured Party that the execution, delivery and performance of this Agreement by Debtor will not violate or cause a default under any agreement relating to the patents and trademarks described therein.

                  (d) Debtor will defend the Collateral against the claims and demands of all other parties, will keep the Collateral free from all security interests or other encumbrances; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party, except that Debtor may sell or lease Inventory in the ordinary course of Debtor's business and as otherwise permitted under the Purchase Agreement.

                  (e) Debtor will, at Secured Party's request, mark any and all books and records to indicate the security interest created hereby.

                  (f) Debtor will notify Secured Party promptly in writing of any change in Debtor's business address or chief executive office, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure.

                  (g) Debtor will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement.

                  (h) Debtor shall pay all reasonable expenses, including reasonable attorneys' fees and costs, incurred by Secured Party in the preservation, realization, enforcement or exercise of any of Secured Party's rights under this Agreement.

         5. Certain Provisions Concerning Collateral.

                  (a) Upon the occurrence of an Event of Default (defined below) and the principal sum under the Note being due and payable by acceleration or otherwise, Secured Party may notify any or all Account Debtors of the security interest created hereby and may also direct such Account Debtors to make all payments on Collateral to Secured Party. In such event, all payments on and from Collateral received by Secured Party directly or from Debtor shall be applied to the Obligations in accordance with Section 7 and Secured Party may demand of Debtor in writing, before or after notification to Account Debtors and without waiving in any manner the security interest created hereby, that any payments on and from the Collateral: (i) shall be held by Debtor in trust for Secured Party in the same medium in which received; (ii) shall not be commingled with any assets of Debtor; and (iii) shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of their receipt; and Debtor shall comply with such demand. Debtor shall also promptly notify Secured Party of the return to or repossession by Debtor of Goods underlying any Collateral, and Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

                  (b) Debtor hereby assigns, transfers and conveys to Secured Party effective upon the occurrence of any Event of Default hereunder, the nonexclusive right and license to use all Intellectual Property (as defined in the Purchase Agreement) owned or used by Debtor together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.

                  (c) Until the occurrence of an Event of Default and the principal sum under the Note is due and payable by acceleration or otherwise, Debtor reserves the right to receive all income from or interest on the Collateral consisting of Instruments. Upon such an Event, Debtor will not demand or receive any income from or interest on such Collateral other than from Inventory, royalties, licensing fees, milestone payments, research sponsorship payments, joint ventures or loan proceeds and, if Debtor receives any such income or interest without any demand by it, the same shall be held by Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Debtor and shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of its receipt. Secured Party may apply the net cash receipts from such income or interests to payment of the Obligations, provided that Secured Party shall account for and pay over to Debtor any such income or interest remaining after payment in full of the Obligations. Until an Event of Default and the principal sum under the Note become due and payable by acceleration or otherwise, notwithstanding any provision of this Agreement and the Documents to the contrary, Unigene may conduct its business in the ordinary course, may use its cash, cash equivalents, royalties, licensing fees, milestone payments, research sponsorship payments, interest, dividends, income, proceeds of loans and sales of securities, sales of inventory, joint venture distributions for general corporate purposes.

                  (d) If an Event of Default has occurred and the principal sum under the Note is due and payable, Debtor authorizes Secured Party to (i) receive any increase in or profits on the Collateral (other than Inventory and Intellectual Property, (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distributions and the like), and to hold the same as part of the Collateral, (ii) receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the issuer thereof, (iii) surrender such Collateral or any part thereof in exchange therefor, and (iv) hold the net cash receipts from any such payment or distribution described in clause (ii) hereof as part of the
Collateral. If Debtor receives any such increase, profits, payments or distributions, Debtor will receive and deliver same promptly to Secured Party on the same terms and conditions set forth in Section 5(c) hereof respecting income or interest, to be held by Secured Party as part of the Collateral.

                  (e) Unigene hereby grants to the Secured Party, for a term commencing on the Closing Date and continuing so long as any of the Obligations remain outstanding, at a rental of $1.00 for such entire term, the right to the use of all premises or places of business which Unigene now or hereafter may have and where any Collateral may be located; provided that the Secured Party agrees not to exercise such right unless and until an Event of Default occurs and is continuing and the Secured Party determines to exercise its rights against Collateral hereunder.

                  (f) Subject to the provisions of Section 5.2 of the Purchase Agreement, Debtor hereby assigns to the Secured Party all sums, including without limitation return of premiums, which may become payable under any and all of Debtor's policies of insurance which insure the Collateral, and directs each insurance company issuing any such policy to make payment thereof directly to the Secured Party.

         6. Events of Default. The occurrence of any "Event of Default" under the Purchase Agreement or the Note shall constitute an "Event of Default" under this Security Agreement.

         7. Remedies on Default. Upon the occurrence of an Event of Default, the Secured Party, for the benefit of the Holders, shall have all rights, privileges, powers and remedies provided a secured party under the UCC and any other applicable law and such additional rights, privileges, powers and remedies as are set forth herein and in the Purchase Agreement. Without limiting the foregoing, upon the existence or occurrence of any Event of Default and the principal sum under the Note is due and payable by acceleration or otherwise:

                  (a) Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party, and Secured Party may use and operate the Collateral. At any time following the occurrence of an Event of Default and the principal sum under the Note is due and payable and during the continuation thereof, the Secured Party shall have full power, in its own name or that of Debtor, to collect, endorse, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof in a commercially reasonable manner.

                  (b) Secured Party may, in a commercially reasonable manner, sell, lease or otherwise dispose of and deliver any or all Collateral at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Secured Party deems advisable in its sole discretion. Any requirement of reasonable notice shall be met if such notice is given to Debtor at its address set forth herein at least ten (10) days before the time of sale or other disposition. Secured Party may be the purchaser at any such sale, if it is public, and in such event Secured Party shall have all rights of a good faith, bona fide purchaser for value from a secured party after a default. The proceeds of any sale may be applied (in whatever order and manner Secured Party elects in its sole discretion) to all costs and expenses of sale (including without the payment of Obligations, and any remaining proceeds shall be applied in accordance with Article 9, Part 5, of the Uniform Commercial Code. The Debtor shall remain liable to Secured Party for any deficiency.

                  (c) Without in any way requiring notice to be given in the following time and manner, Debtor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to Debtor if such notice is given, at least ten days prior to such action, to Debtor's address specified above or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

                  (d) After an Event of Default and the  principal sum under the
Note is due and payable, Secured Party may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and General Intangibles (in either Debtor's or Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Obligations or any part thereof; and may indorse Debtor's name on any and all checks commercial paper, and any other Instruments pertaining to or constituting Collateral.

                  (e) Debtor will deliver to Secured Party, upon demand, all Documents and all Chattel Paper (duly indorsed to the Secured Party) constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof.

         8. Payments After an Event of Default. All payments received and amounts realized by the Secured Party pursuant to Section 7, including all such payments and amounts received after the entire unpaid principal and interest amount of the Note has been declared due and payable, as well as all payments or amounts then held or thereafter received by the Secured Party as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Secured Party in the following order of priority:

                  (a) first, to the payment of all reasonable costs and expenses, including legal expenses and reasonable attorneys' fees, incurred or made hereunder by the Secured Party, and/or by any other Holder or Holders, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under Section 7, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement, except any taxes, assessments or other superior lien subject to which any said sale under Section 7 hereof may have been made; and

                  (b) second, to the payment to the Fund of the amount then owing or unpaid on the Note; and

                  (c) third, to the payment of the balance or surplus, if any, to the Debtor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

         9. Power of Attorney. Debtor hereby appoints Secured Party the attorney-in-fact of Debtor to (i) prepare, sign and file or record, for Debtor in Debtor's name, any financing statement and to take any other action reasonably deemed by Secured Party necessary or desirable to perfect and continue the security interest of Secured Party hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so; and (ii) after an Event of Default and the principal sum under the Note is due and payable to take any and all actions necessary or appropriate to collect, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof and to obtain, adjust, settle and cancel any policies of insurance referred to herein or in the Purchase Agreement. Such power of attorney is coupled with an interest and is irrevocable so long as any monetary obligations under the Note remains outstanding.

         10. Secured Party's Right to Cure; Reimbursement. In the event Debtor should fail to do any act as herein provided, Secured Party may, but without obligation to do so, with reasonable notice to Debtor, and without releasing Debtor from any obligation hereof, make or do the same in such manner and to such extent as Secured Party may deem necessary to protect the Collateral, including without limitation, the defense of any action purporting to affect the Collateral or the rights or powers of Secured Party hereunder, at Debtor's expense. Debtor shall reimburse Secured Party for expenses reasonably incurred under this Section 10.

         11. Miscellaneous.

                  (a) This Agreement, together with the covenants and warranties contained in it, shall inure to the benefit of Secured Party, the Holders (subject to the agency of Secured Party) and their respective permitted successors, assigns, heirs and personal representatives, and shall be binding upon Debtor, its successors and assigns.

                  (b) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered against receipt to the party to whom it is to be given at the address of such party and in the manner set forth in the Purchase Agreement.

                  (c) This Agreement shall terminate on the satisfaction in full of all of the Obligations for the payment of money under the Note and, on such termination, Secured Party shall release to Debtor the security interest granted in the Collateral hereunder; provided, that if, after receipt of any payment of all or any part of the Obligations, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, or for any other reason relating to Debtor's status, this Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  (d) If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                  (e) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  (f)  This   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  (h) No course of dealing and no delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Secured Party's rights, powers or remedies. No right, power or remedy conferred by this Agreement upon the Secured Party shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

                  (i) This Agreement together with the Purchase Agreement, Note and Documents sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party intended to be bound thereby, except as set forth in paragraph 8 of the Purchase Agreement.

                  (j) In the absence of willful misconduct taken or omitted in bad faith, gross negligence or other action which, by clear and convincing evidence, substantially departs from commercially reasonable conduct, neither the Fund nor any attorney-in-fact pursuant to this Agreement or any Document shall be liable to Debtor or any other person for any act or omission, any mistake of fact or any error of judgment in exercising any right or remedy granted herein.

         IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


                                                     UNIGENE LABORATORIES, INC.


                                                By:      /s/ Warren P. Levy
                                                    ----------------------------
                                                Name: Warren P. Levy
                                                Title:President

                                                     THE MICROCAP FUND, INC.


                                                By:  /s/ Kamal Mustafa
                                                    ----------------------------

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY. THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, OR DELIVERED, UNLESS REGISTERED OR QUALIFIED UNDER THE ACT AND OTHER APPLICABLE LAWS OF ANY SUCH STATE UNLESS THE PAYOR SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT OR OTHER EVIDENCE SATISFACTORY TO IT THAT AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE.




                            SECURED PROMISSORY NOTE


$2,000,000                                                           May 8, 1995
                                                              New York, New York

                  FOR VALUE RECEIVED, the undersigned, UNIGENE LABORATORIES, INC., a Delaware corporation ("Unigene" or "Payor") hereby promises to pay to the order of Microcap Fund, Inc., a Delaware corporation, with an address at 733 Third Avenue, New York, New York (the "Holder"), the principal amount of $2,000,000 with interest thereon at the rate of 13% per annum, on July 7, 1995 (the "Maturity Date") at such Holder's above address, or such other place as the Holder may designate in writing. From and after an Event of Default and the principal amount being due by acceleration or otherwise all unpaid amounts due hereunder shall bear interest at the rate of 18% per annum. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement.

                  1. Interest and Payment.

                     1.1 In the event that a court of competent jurisdiction shall finally determine that Payor shall have paid or agreed to pay hereunder or under the Purchase Agreement or any of the Documents referred to therein interest or other charges in excess of the maximum rate permitted by law, it is the express intent of the Payor and the Holder that all such excess amounts shall, at the option of the Holder, be held as cash collateral to secure the payment of this Note, and the provisions of this Note shall be immediately deemed reformed and amounts thereafter collectible hereunder reduced, without necessity of execution of a new document, so as to comply with the determination of such court, but so as to permit the recovery of the fullest amount otherwise provided for in this Note.

                     1.2 If the Maturity Date or any extension thereof falls on a day which is not a business day, then such Maturity Date shall be extended to the next succeeding business day and interest at the applicable rate on any principal then due shall continue to accrue until such principal amount is fully paid.

                  2. Prepayment. Payor may prepay the outstanding principal amount of this Note in whole or in part at any time, without payment of any premium or penalty. All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof. Any prepayment shall be made pro-rata with the other Notes in proportion to their respective outstanding balance. If Payor prepays this Note during any period that the Maturity Date has been extended, it shall receive a pro rata rebate of any prepaid interest.

                  3. Benefits Under Other Documents. This Note is the $2,000,000 Note referred to in the Purchase Agreement pursuant to which it was issued, and is subject to, and entitled to the benefits of, the Purchase Agreement (as the same may be amended, modified or supplemented from time to time) and the other Documents referred to therein (as the same may be amended, modified or supplemented from time to time). The Purchase Agreement, among other things, contains provisions for acceleration of the Maturity Date hereof upon the occurrence of certain stated Events of Default.

                  4. Security Interest. This Note is collateralized by a first security interest in all of Payor's assets pursuant to the Security Agreement, Fee Mortgage, Collateral Assignment of Leasehold Interest, Patent Security Agreement and Trademark Security Agreement between the Payor and the Fund, as Secured Party.

                  5. Unconditional Obligation; Fees, Waivers, Other.

                     5.1 The obligations to make the payments provided for in this Note are absolute and unconditional.

                     5.2 The Payor agrees to pay, on demand, all costs and expenses paid or incurred by the Holder in seeking to collect this Note, including, without limitation, reasonable attorneys' fees and disbursements paid or incurred by Holder, with interest thereon at the rate of 18% per annum until paid in full.

                     5.3 No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                     5.4 This Note may not be modified or discharged (other than by payment of this Note), except by a writing duly executed by the Payor and the Fund.

                     5.5 Payor hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and, subject to and as provided in the Purchase Agreement, the Security Agreement and Patent Security Agreement and Trademark Security Agreement provided for therein, without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right or Lien at any and all times which the Payee had or is existing as security for any amount called for hereunder.

                  6. Miscellaneous.

                     6.1 The headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

                     6.2 All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or sent in the manner provided in, and to the address of the intended recipient set forth in, the Purchase Agreement or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions of the Purchase Agreement.

                     6.3 THIS NOTE AND THE OBLIGATIONS OF THE PAYOR, AND THE RIGHTS OF THE HOLDER, HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                     6.4 PAYOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, AND IN CONNECTION WITH ANY CLAIM, OFFSET OR DEFENSE ARISING IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING UNDER ANY STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND, INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS PROVISION OR THIS NOTE. PAYOR FURTHER WAIVES THE RIGHT TO INTERPOSE A COUNTERCLAIM OF ANY NATURE IN ANY ACTION BROUGHT BY HOLDER TO ENFORCE ITS RIGHTS HEREUNDER OR UNDER THE SECURITY AGREEMENT. FURTHER, PAYOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE HOLDER OF THIS NOTE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF ANY SUCH ACTION OR PROCEEDING, SEEK TO ENFORCE THIS WAIVER OF JURY TRIAL PROVISION. PAYOR HEREBY ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ACCEPT THIS NOTE BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

                     6.5 This Note shall bind the Payor and its successors and assigns and may be assigned by the Holder in whole but not in part.

                                                     UNIGENE LABORATORIES, INC.


                                                By:      /s/ Warren P. Levy
                                                    ----------------------------
                                                Name: Warren P. Levy
                                                Title:President